EXHIBIT 99.3

    Case 1:08-cv-00151-LRR    Document 12-1   Filed 02-26-10    Page 1 of 3




                      IN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF IOWA
                             CEDAR RAPIDS DIVISION

__________________________________
UNITED STATES OF AMERICA,         )
                                  )
         Plaintiff,               )
                                  )
         v.                       )         Case No. 08-CIV-151-LRR
                                  )
BERTHEL SBIC, LLC                 )
                                  )
         Defendant,               )
__________________________________)


                MEMORANDUM OF LAW IN SUPPORT OF RECEIVER'S MOTION
            FOR ENTRY OF AN ORDER APPROVING AND CONFIRMING THE FIRST
              RECEIVER'S REPORT FOR THE PERIOD FROM JANUARY 7, 2009
                           THROUGH DECEMBER 31, 2009

     In support of its Motion for an Order Approving and Confirming the First Receiver's Report for the Period January 7, 2009, through December 31, 2009. the United States Small Business Administration ("SBA"), as Receiver ("the Receiver"), for Berthel SBIC, LLC ("Berthel"), states as follows:

     By order dated January 7, 2009 ("the Receivership Order"), this Court appointed the Receiver, whose duties include marshaling and liquidating the assets of Berthel. Through the First Receiver's Report, attached hereto as Exhibit A to the Motion, the Receiver seeks to inform the Court as to its progress in carrying out its duties and seeks approval from this Court for the actions it has undertaken in fulfillment of these duties. As more fully described in the First Receiver's Report, the Receiver is also requesting that the Court approve the acts, transactions, receipts and disbursements of the receivership reported therein. Although there is no requirement that a


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    Case 1:08-cv-00151-LRR    Document 12-1   Filed 02/26/10    Page 2 of 3


Receiver's Report be filed, the SBA, in its capacity as receiver for numerous small business investment companies ("SBICS") throughout the country, has made it a standard practice to file these reports with the respective receivership court on a yearly basis.

     The filing of a Receiver's Report, and the Order confirming the Receiver's actions, allows the Receiver to keep the Court informed as to the status of the receivership property, which is under the jurisdiction of this Court. The filing of a Receiver's Report and the confirmation thereof by the Receivership Court also sanctions the Receiver actions undertaken in fulfillment of its duties as decreed in the Receivership Order, See generally Clark's on Receiver's, Vol. 2 ss. 382 (W.H. Anderson & Co. 1959 & Supp. 1968).

     For the foregoing reasons, the Receiver respectfully requests that this Court grant its Motion and enter the proposed Order filed simultaneously herewith,

                                     Respectfully submitted,
                                     STEPHANIE M. ROSE
                                     UNITED STATES ATTORNEY



Dated: 02/26/2010                    By:  /s/  Lawrence D. Kudej
       ----------                       --------------------------------
                                               LAWRENCE D. KUDEJ
                                               Assistant United States Attorney
                                               401 1St Street SE, Suite 400
                                               Cedar Rapids, Iowa 52401-1825
                                               Telephone No,: (319)363-6333
                                               Fax No,: (319)363-1990
                                               Larry.Kudej@usdoj.gov

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    Case 1:08-cv-00151-LRR    Document 12-1   Filed 02/26/10    Page 3 of 3




Dated: 02/26/2010             By:  /s/  Lawrence D. Kudej for
                                 --------------------------------
                                        ARLENE P. MESSINGER
                                        Assistant General Counsel for SBIC
                                        Enforcement
                                        U.S. Small Business Administration
                                        Office of General Counsel
                                        409 Third Street, SW.. 7th Floor
                                        Washington, D.C. 20416
                                        Telephone No,: (202) 205-6857
                                        Fax No,: (202) 481-0325


                                        Attorneys for U.S. Small Business
                                        Administration as Receiver for Berthel
                                        SBIC, LLC

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